EXHIBIT 24.1


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Ronald Rosenzweig and John F. Lyons, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and is hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                        Title                 Date

/s/    John F. Lyons*       Senior Vice President               July 30, 1997
--------------------------  and CFO; (Principal Financial
 John F. Lyons              and Accounting Officer)

/s/    George Gilbert*      Director                            July 30, 1997
--------------------------
George Gilbert

/s/    Charles Huang*       Director                            July 30, 1997
--------------------------
Charles Huang

/s/    Paul S. Bachow*      Director                            July 30, 1997
--------------------------
Paul S. Bachow

/s/    Charles Burton       Director                            July 30, 1997
--------------------------
Charles Burton

/s/    David Fellows*       Director                            July 30, 1997
--------------------------
David Fellows

/s/    Bruns Grayson*       Director                            July 30, 1997
--------------------------
Bruns Grayson

/s/    Harry T. Rein*       Director                            July 30, 1997
--------------------------
Harry T. Rein

/s/    Lewis Solomon*       Director                            July 30, 1997
--------------------------
Lewis Solomon